Exhibit 10(d)

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Merrill Lynch Fundamental Growth Principal Protected Fund and the Merrill Lynch Basic Value Principal Protected Fund of our report dated March 27, 2002, relating to the financial statements of Main Place Funding, LLC which appears in Main Place Funding, LLC’s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Charlotte, North Carolina October 28, 2002